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                                                                       EXHIBIT 4


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+  Number +                                                       + Shares  +
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                         [LOGO OF FOUR MEDIA COMPANY]

     COMMON STOCK                                          COMMON STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE
                                               CUSIP 350872 10 7



THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF

                              FOUR MEDIA COMPANY

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                         [SEAL OF FOUR MEDIA COMPANY]

        /s/ John H. Sabin                           /s/ Robert Walston
CHIEF FINANCIAL OFFICER AND SECRETARY     CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                             COUNTERSIGNED AND REGISTERED:
                                       U.S. STOCK TRANSFER CORPORATION
                                                    TRANSFER AGENT AND REGISTRAR
                             BY


                                                            AUTHORIZED SIGNATURE


     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT - ............ Custodian ............
                      (Cust)                 (Minor)
                    under Uniform Gifts to Minors
                    Act ...............................
                                (State)
UNIF TRF MIN ACT  - ........ Custodian (until age ....)
                     (Cust)
                    ........... under Uniform Transfers
                      (Minor)
                    to Minors Act .....................
                                       (State)


    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
++++++++++++++++++++++++++++++++++++++
+                                    +
+                                    +
++++++++++++++++++++++++++++++++++++++

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________


                               X _______________________________________________

                               X _______________________________________________
                                THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                       NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.